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                                                                    Exhibit 24.1

                         POWER OF ATTORNEY OF DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

          Each of the undersigned hereby constitutes and appoints BURTON E. BROOME and CHRISTOPHER M. MCLAIN, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (either manually or by use of said person's "Personal Identification Number" issued by the United States Securities and Exchange Commission) a Registration Statement or Registration Statements on Form S-8 relating to 7,500,000 shares of common stock of Transamerica Corporation issuable under the 1985 Stock Option and Award Plan of Transamerica Corporation, and any and all amendments of such Registration Statements, including post-effective amendments, and to file the same, together with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that said attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

          Executed on the 24th day of January, 1991.


/s/ Glenn A. Cramer                     /s/ Gordon E. Moore
-----------------------------           -------------------------------
Glenn A. Cramer                         Gordon E. Moore


/s/ Myron Du Bain                       /s/ Raymond F. O'Brien
-----------------------------           -------------------------------
Myron Du Bain                           Raymond F. O'Brien


/s/ Sam Ginn                            /s/ Charles R. Schwab
-----------------------------           -------------------------------
Sam Ginn                                Charles R. Schwab


/s/ James R. Harvey                     /s/ Forrest N. Shumway
-----------------------------           -------------------------------
James R. Harvey                         Forrest N. Shumway


/s/ Frank C. Herringer                  /s/ Peter V. Ueberroth
-----------------------------           -------------------------------
Frank C. Herringer                      Peter V. Ueberroth
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/s/ Howard J. Korth
-----------------------------
Howard J. Korth


/s/ Mary E. Lanigar
-----------------------------
Mary E. Lanigar